UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2015

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On April 1, 2015, Core Molding Technologies, Inc. (the “Company”) entered into Amendment No. 1 to the Stockholder Rights Agreement by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of July 18, 2007 (collectively, the “Rights Agreement”). Pursuant to this amendment, the Final Expiration Date (as defined in the Rights Agreement) was advanced from July 18, 2017 to April 1, 2015. As a result of this amendment, effective as of the close of business on April 1, 2015, the Rights (as defined in the Rights Agreement) expired and are no longer outstanding and the Rights Agreement has terminated by its terms. The description herein of the amendment to the Rights Agreement is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 4(b)(1) to this Current Report on Form 8-K and is incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 1.02. A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on a Current Report on Form 8-K as Exhibit 4.1 on July 19, 2007 and are incorporated by reference into this Item 1.02.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the adoption of the Rights Agreement, on July 18, 2007, the Company filed a Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware setting forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Series A Preferred Shares”).
Following the expiration of the Rights and the termination of the Rights Agreement, on April 2, 2015, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Series A Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock. The description herein of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is filed as Exhibit 3(a)(5) to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01     Other Events.
On April 2, 2015, the Company issued a press release announcing the termination of the Rights Agreement and filing of the Certificate of Elimination. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3(a)(5)	Certificate of Elimination of Series A Junior Participating Preferred Stock of Core Molding Technologies, Inc., as filed with the Secretary of State of the State of Delaware on April 2, 2015.

4(b)
Stockholder Rights Agreement, dated as of July 18, 2007, between Core Molding Technologies, Inc. and American Stock Transfer & Trust Company, LLC, which includes as Exhibit A thereto a Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Form of Summary of Rights to Purchase Preferred Stock (incorporated herein by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 19, 2007).

4(b)(1)	Amendment No. 1 to Stockholder Rights Agreement, dated as of April 1, 2015, between Core Molding Technologies, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release issued by Core Molding Technologies, Inc. on April 2, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CORE MOLDING TECHNOLOGIES, INC.

By:	/s/ John P. Zimmer

Name:	John P. Zimmer

Title:	Vice President, Secretary, Treasurer and Chief Financial Officer

DATED: April 2, 2015

Exhibit

No.	Description

3(a)(5)	Certificate of Elimination of Series A Junior Participating Preferred Stock of Core Molding Technologies, Inc., as filed with the Secretary of State of the State of Delaware on April 2, 2015.

4(b)
Stockholder Rights Agreement, dated as of July 18, 2007, between Core Molding Technologies, Inc. and American Stock Transfer & Trust Company, LLC, which includes as Exhibit A thereto a Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Form of Summary of Rights to Purchase Preferred Stock (incorporated herein by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 19, 2007).

4(b)(1)	Amendment No. 1 to Stockholder Rights Agreement, dated as of April 1, 2015, between Core Molding Technologies, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release issued by Core Molding Technologies, Inc. on April 2, 2015.